Report of Independent Registered
Public Accounting Firm

To the Board of Managers and
Members of Partners Group
Private Equity (TEI), LLC:


In planning and performing our
audit of the consolidated financial
statements of Partners Group
Private Equity (TEI), LLC (the Fund)
as of and for the year ended
March 31, 2015, in accordance with
the standards of the Public Company
Accounting Oversight Board
(United States), we considered the
Funds internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing procedures
for the purpose of expressing our
opinion on the consolidated
financial statements and to
comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the Funds
internal control over financial
reporting.  Accordingly, we do not
express an opinion on the
effectiveness of the Funds
internal control over
financial reporting.

The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.  A Funds
internal control over financial
reporting is a process designed
to provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of consolidated
financial statements for external
purposes in accordance with
generally accepted accounting
principles.  A Funds internal
control over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of records that,
in reasonable detail, accurately
and fairly reflect the
transactions and dispositions of
the assets of the Fund (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit preparation
of consolidated financial statements
in accordance with generally
accepted accounting principles,
and that receipts and expenditures
of the Fund are being made only in
accordance with authorizations of
management and managers of the Fund
and (3)  provide reasonable assurance
regarding prevention or timely
detection of unauthorized
acquisition, use or disposition
of a Funds assets that could have
a material effect on the
consolidated financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements.  Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls may
become inadequate because of changes
in conditions, or that the degree of
compliance with the policies or
procedures may deteriorate.

A deficiency in internal control over
financial reporting exists when the
design or operation of a control
does not allow management or
employees, in the normal course of
performing their assigned functions,
to prevent or detect misstatements
on a timely basis.  A material
weakness is a deficiency, or a
combination of deficiencies, in
internal control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the Funds
annual or interim consolidated
financial statements will not be
prevented or detected on a timely
basis.

Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in internal
control over financial reporting that
might be material weaknesses under
standards established by the Public
Company Accounting Oversight Board
(United States).  However, we noted
no deficiencies in the Funds internal
control over financial reporting and
its operation, including controls over
safeguarding securities, that we
consider to be material weaknesses as
defined above as of March 31, 2015.

This report is intended solely for the
information and use of management and
the Board of Managers of
Partners Group Private Equity (TEI),
LLC and the Securities and Exchange
Commission and is not intended to be
and should not be used by anyone other
than these specified parties.



PricewaterhouseCoopers LLP
June 1, 2015